EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST REPORTS FOURTH QUARTER AND
FULL YEAR 2022 RESULTS
DALLAS – February 21, 2023 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the fourth quarter and full year ended December 31, 2022. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of December 31, 2022 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the fourth quarter and year ended December 31, 2022 with the fourth quarter and year ended December 31, 2021 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FOURTH QUARTER 2022 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels increased 24.9% to $118 during the quarter on an 11.7% increase in ADR and an 11.8% increase in Occupancy. Comparable RevPAR for all hotels decreased approximately 1.1% compared to the comparable period in 2019, which is the best quarterly performance compared to 2019 since the onset of the pandemic.
•Net loss attributable to common stockholders was $(60.2) million or $(1.75) per diluted share for the quarter.
•Adjusted EBITDAre was $69.1 million for the quarter, reflecting a growth rate of 69.7% over the prior year quarter.
•Adjusted funds from operations (AFFO) was $0.16 per diluted share for the quarter, compared to $(0.09) for the prior year quarter.
•The Company ended the quarter with cash and cash equivalents of $417.1 million and restricted cash of $142.0 million. The vast majority of the restricted cash is comprised of lender and manager held reserves. At the end of the quarter, there was also $22.5 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net working capital at the end of the quarter was $519.1 million, which equates to approximately $14.35 per diluted share.
•Capex invested during the quarter was $35.7 million.

AHT Reports Fourth Quarter Results

February 21, 2023

FULL YEAR 2022 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels increased 49.4% over the prior year to $119 on a 23.1% increase in ADR and a 21.4% increase in Occupancy. Comparable RevPAR for all hotels decreased approximately 8.4% compared to 2019.
•For the year, net loss attributable to common stockholders was $(153.2) million or $(4.46) per diluted share.
•Adjusted EBITDAre for the year was $287.3 million, which reflected a growth rate of 153% over the prior year.
•For the year, AFFO per diluted share was $1.85 compared to $(1.23) in the prior year.
•Capex invested during the year was $103.8 million.
RECENT OPERATING HIGHLIGHTS
•During the quarter, the Company successfully refinanced its mortgage loan secured by the 226-room Le Pavillon Hotel in New Orleans, Louisiana.
•During the quarter, the Company successfully modified and extended its mortgage loan secured by the 141-room Hotel Indigo Atlanta in Atlanta, Georgia.
•Subsequent to quarter end, the Company successfully extended its JP Morgan Chase – 8 Hotels loan with a paydown of $50 million.
•To date, the Company has issued approximately $4 million of its non-traded preferred stock.
CAPITAL STRUCTURE
At December 31, 2022, the Company had total loans of $3.8 billion with a blended average interest rate of 7.2%, taking into account in-the-money interest rate caps. Based on the current level of LIBOR and SOFR and the corresponding interest rate caps, approximately 100% of the Company’s debt is effectively fixed and approximately 0% is effectively floating. At the end of the quarter, approximately 79% of the Company’s hotels were in cash traps under their respective loans. This means any excess cash flow generated by those hotels will be held by the lender and will not be available for corporate purposes.
During the quarter, the Company successfully refinanced its mortgage loan secured by the 226-room Le Pavillon Hotel in New Orleans, Louisiana which had an initial maturity date of January 2023. The new, non-recourse loan totals $37.0 million, the same loan amount as the previous loan, and has a two-year initial term with three one-year extension options, subject to the satisfaction of certain conditions. The loan is interest only and provides for a floating interest rate of SOFR + 4.00%. During the quarter, the Company also successfully modified and extended its mortgage loan secured by the 141-room Hotel Indigo Atlanta in Atlanta, Georgia which had an initial maturity date of December 2022. As part of this extension, the Company made an $810,000 paydown of the loan and the interest rate was modified from LIBOR + 2.25% to SOFR + 2.85%.
Subsequent to quarter end, the Company successfully extended its JP Morgan Chase – 8 Hotel mortgage loan which had a maturity extension date in February 2023. As part of this extension, the Company made a $50 million principal paydown of the loan and also was able to reduce the 2024 debt yield extension test from 9.25% to 8.50%, giving the Company significantly more flexibility for the next extension test for this loan.
The Company did not pay a dividend on its common stock and common units for the fourth quarter ended December 31, 2022. The Board of Directors will continue to monitor the situation and assess future quarterly common dividend declarations. The Company is current on the dividends on its outstanding preferred stock and plans to pay dividends on its outstanding preferred stock on a current basis going forward.

AHT Reports Fourth Quarter Results

February 21, 2023

During the first quarter of 2022, the Company filed a registration statement with the U.S. Securities and Exchange Commission (“SEC”) for its Series J and Series K Redeemable Preferred Stock (“Non-Traded Preferred Equity”). The registration statement provides for the issuance of Non-Traded Preferred Equity in a primary offering over the course of up to three years from the effective date. The Series J and Series K Redeemable Preferred Stock have initial annual dividend yields of 8.0% and 8.2% respectively, and the Company offers a Dividend Reinvestment Plan for investors in the Non-Traded Preferred Equity. The registration statement is now effective, and the Company commenced the offering of the Non-Traded Preferred Equity during the third quarter of 2022. To date, the Company has issued 167,321 shares of its Series J and 4,600 shares of its Series K non-traded preferred stock raising approximately $4 million of gross proceeds. The expected use of proceeds for the Non-Traded Preferred Equity is acquisitions, paying down debt, and other general corporate purposes.
“Our portfolio delivered strong operating performance during the fourth quarter and, bolstered by increased demand and notable rate increases in many key markets, we’re extremely encouraged by the Company’s improved hotel performance versus 2019,” commented Rob Hays, Ashford Trust’s President and Chief Executive Officer. “That improvement has continued into the first quarter, reflecting our high-quality, geographically diverse portfolio. Further, we continue to take decisive actions to improve our liquidity, build our cash balance and enhance our operational and financial flexibility. In addition, we recently commenced the process of raising our non-traded preferred equity and believe this offering will provide an attractive cost of capital and allow us to accretively grow our portfolio over time, subject to future market conditions. As we begin 2023, we continue to be pleased with how our portfolio is performing and believe we are well-positioned for any economic scenario.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Wednesday, February 22, 2023, at 11:00 a.m. ET. The number to call for this interactive teleconference is (201) 389-0920. A replay of the conference call will be available through Wednesday, March 1, 2023, by dialing (412) 317-6671 and entering the confirmation number, 13734833.
The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2022 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s website, www.ahtreit.com on Wednesday, February 22, 2023, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
All data presented in this press release gives effect to the 1-for-10 reverse stock split completed on July 16, 2021 with regard to share counts and per share data. We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.
* * * * *
Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.

AHT Reports Fourth Quarter Results

February 21, 2023

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance, or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	December 31, 2022	December 31, 2021
ASSETS
Investments in hotel properties, net	$3,118,331	$3,230,710
Cash and cash equivalents	417,064	592,110
Restricted cash	141,962	99,534
Accounts receivable, net of allowance of $501 and $455, respectively	49,809	37,720
Inventories	3,856	3,291
Notes receivable, net	5,062	8,723
Investment in unconsolidated entities	19,576	11,253
Deferred costs, net	2,665	5,001
Prepaid expenses	15,981	13,384
Derivative assets, net	47,182	501
Operating lease right-of-use assets	43,921	44,575
Other assets	21,653	16,150
Intangible assets, net	797	797
Due from Ashford Inc., net	486	25
Due from related parties, net	6,570	7,473
Due from third-party hotel managers	22,462	26,896
Total assets	$3,917,377	$4,098,143

LIABILITIES AND EQUITY (DEFICIT)
Liabilities:
Indebtedness, net	$3,838,543	$3,887,822
Finance lease liability	18,847	—
Accounts payable and accrued expenses	115,970	117,650
Accrued interest payable	15,287	15,432
Dividends and distributions payable	3,118	3,104
Due to related parties, net	—	728
Due to third-party hotel managers	1,319	1,204
Intangible liabilities, net	2,097	2,177
Operating lease liabilities	44,661	45,106
Other liabilities	4,326	4,832
Total liabilities	4,044,168	4,078,055

Redeemable noncontrolling interests in operating partnership	21,550	22,742
Series J Redeemable Preferred Stock, $0.01 par value, 87,115 and 0 shares issued and outstanding at December 31, 2022 and December 31, 2021, respectively	2,004	—
Series K Redeemable Preferred Stock, $0.01 par value, 1,800 and 0 shares issued and outstanding at December 31, 2022 and December 31, 2021, respectively	44	—
Equity (deficit):
Preferred stock, $0.01 par value, 50,000,000 shares authorized :
Series D Cumulative Preferred Stock, 1,174,427 shares issued and outstanding at December 31, 2022 and December 31, 2021	12	12
Series F Cumulative Preferred Stock, 1,251,044 shares issued and outstanding at December 31, 2022 and December 31, 2021	12	12
Series G Cumulative Preferred Stock, 1,531,996 shares issued and outstanding at December 31, 2022 and December 31, 2021	15	15
Series H Cumulative Preferred Stock, 1,308,415 shares issued and outstanding at December 31, 2022 and December 31, 2021	13	13
Series I Cumulative Preferred Stock, 1,252,923 shares issued and outstanding at December 31, 2022 and December 31, 2021	13	13
Common stock, $0.01 par value, 400,000,000 shares authorized, 34,495,185 and 34,490,381 shares issued and outstanding at December 31, 2022 and December 31, 2021, respectively	345	345
Additional paid-in capital	2,383,244	2,379,906
Accumulated deficit	(2,534,043)	(2,382,970)
Total equity (deficit)	(150,389)	(2,654)
Total liabilities and equity/deficit	$3,917,377	$4,098,143

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
REVENUE
Rooms	$242,528	$195,857	$974,002	$655,121
Food and beverage	56,954	37,424	196,663	94,911
Other	17,268	14,754	67,310	53,112
Total hotel revenue	316,750	248,035	1,237,975	803,144
Other	720	700	2,884	2,267
Total revenue	317,470	248,735	1,240,859	805,411
EXPENSES
Hotel operating expenses
Rooms	59,865	49,475	229,115	159,547
Food and beverage	39,794	27,724	140,775	69,608
Other expenses	110,649	92,216	421,056	316,638
Management fees	11,495	9,070	45,047	31,014
Total hotel operating expenses	221,803	178,485	835,993	576,806
Property taxes, insurance and other	16,049	16,083	67,338	67,904
Depreciation and amortization	49,353	52,560	201,797	218,851
Advisory services fee:
Base advisory fee	8,600	9,022	34,802	36,239
Reimbursable expenses	2,486	1,743	9,851	6,934
Stock/unit-based compensation	635	2,438	5,244	9,140
Incentive fee	—	—	—	—
Corporate, general and administrative:
Stock/unit-based compensation	30	81	698	756
Other general and administrative	3,119	3,959	9,181	15,397
Total operating expenses	302,075	264,371	1,164,904	932,027
Gain (loss) on disposition of assets and hotel properties	27	1,054	300	1,449
OPERATING INCOME (LOSS)	15,422	(14,582)	76,255	(125,167)
Equity in earnings (loss) of unconsolidated entities	(353)	(135)	(804)	(558)
Interest income	2,624	70	4,777	207
Other income (expense), net	4,374	78	4,800	760
Interest expense, net of discount amortization	(71,662)	(41,475)	(217,323)	(143,508)
Amortization of loan costs	(2,358)	(2,641)	(9,672)	(12,611)
Write-off of premiums, loan costs and exit fees	(460)	(5,412)	(3,536)	(10,612)
Gain (loss) on extinguishment of debt	—	—	—	11,896
Unrealized gain (loss) on derivatives	(8,278)	10,781	10,781	14,493
INCOME (LOSS) BEFORE INCOME TAXES	(60,691)	(53,316)	(134,722)	(265,100)
Income tax benefit (expense)	4,004	(3,032)	(6,336)	(5,948)
NET INCOME (LOSS)	(56,687)	(56,348)	(141,058)	(271,048)
(Income) loss attributable to noncontrolling interest in consolidated entities	—	(11)	—	73
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	554	376	1,233	3,970
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(56,133)	(55,983)	(139,825)	(267,005)
Preferred dividends	(3,122)	(1,740)	(12,433)	(252)
Deemed dividends on redeemable preferred stock	(946)	—	(946)	—
Gain (loss) on extinguishment of preferred stock	—	(1,566)	—	(607)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(60,201)	$(59,289)	$(153,204)	$(267,864)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(1.75)	$(1.75)	$(4.46)	$(12.37)
Weighted average common shares outstanding – basic	34,374	33,802	34,339	21,625
Diluted:
Net income (loss) attributable to common stockholders	$(1.75)	$(1.75)	$(4.46)	$(12.43)
Weighted average common shares outstanding – diluted	34,374	33,802	34,339	21,844
Dividends declared per common share:	$—	$—	$—	$—

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Net income (loss)	$(56,687)	$(56,348)	$(141,058)	$(271,048)
Interest expense and amortization of discounts and loan costs, net	74,020	44,116	226,995	156,119
Depreciation and amortization	49,353	52,560	201,797	218,851
Income tax expense (benefit)	(4,004)	3,032	6,336	5,948
Equity in (earnings) loss of unconsolidated entities	353	135	804	558
Company's portion of EBITDA of unconsolidated entities	(222)	(135)	(674)	(554)
EBITDA	62,813	43,360	294,200	109,874
(Gain) loss on disposition of assets and hotel properties	(27)	(54)	(300)	(449)
EBITDAre	62,786	43,306	293,900	109,425
Amortization of unfavorable contract liabilities	43	53	181	211
(Gain) loss on insurance settlements	(342)	—	(342)	—
Write-off of premiums, loan costs and exit fees	460	5,412	3,536	10,612
(Gain) loss on extinguishment of debt	—	—	—	(11,896)
Other (income) expense, net	(4,371)	(1,078)	(4,797)	(1,760)
Transaction and conversion costs	(472)	779	(2,300)	3,033
Legal, advisory and settlement costs	1,995	439	1,936	7,371
Unrealized (gain) loss on derivatives	8,278	(10,781)	(10,781)	(14,493)
Dead deal costs	—	—	—	689
Uninsured remediation costs	—	—	—	341
Stock/unit-based compensation	674	2,556	5,998	10,095
Advisory services incentive fee	—	—	—	—
Company's portion of adjustments to EBITDAre of unconsolidated entities	4	2	16	16
Adjusted EBITDAre	$69,055	$40,688	$287,347	$113,644
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Net income (loss)	$(56,687)	$(56,348)	$(141,058)	$(271,048)
(Income) loss attributable to noncontrolling interest in consolidated entities	—	(11)	—	73
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	554	376	1,233	3,970
Preferred dividends	(3,122)	(1,740)	(12,433)	(252)
Deemed dividends on redeemable preferred stock	(946)	—	(946)	—
Gain (loss) on extinguishment of preferred stock	—	(1,566)	—	(607)
Net income (loss) attributable to common stockholders	(60,201)	(59,289)	(153,204)	(267,864)
Depreciation and amortization on real estate	49,353	52,526	201,797	218,708
(Gain) loss on disposition of assets and hotel properties	(27)	(54)	(300)	(449)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(554)	(376)	(1,233)	(3,970)
Equity in (earnings) loss of unconsolidated entities	353	135	804	558
Company's portion of FFO of unconsolidated entities	(319)	(135)	(771)	(556)
FFO available to common stockholders and OP unitholders	(11,395)	(7,193)	47,093	(53,573)
Deemed dividends on redeemable preferred stock	946	—	946	—
(Gain) loss on extinguishment of preferred stock	—	1,566	—	607
Write-off of premiums, loan costs and exit fees	460	5,412	3,536	10,612
(Gain) loss on extinguishment of debt	—	—	—	(11,896)
(Gain) loss on insurance settlements	(342)	—	(342)	—
Other (income) expense, net	(119)	(1,078)	(412)	(1,760)
Transaction and conversion costs	(472)	779	(2,300)	3,407
Legal, advisory and settlement costs	1,995	439	1,936	7,371
Unrealized (gain) loss on derivatives	8,278	(10,781)	(10,781)	(14,493)
Dead deal costs	—	—	—	689
Uninsured remediation costs	—	—	—	341
Stock/unit-based compensation	674	2,556	5,998	10,095
Amortization of term loan exit fee	3,279	2,520	11,948	7,076
Amortization of loan costs	2,358	2,637	9,672	12,597
Advisory services incentive fee	—	—	—	—
Company's portion of adjustments to FFO of unconsolidated entities	4	2	16	16
Adjusted FFO available to common stockholders and OP unitholders	$5,666	$(3,141)	$67,310	$(28,911)
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.16	$(0.09)	$1.85	$(1.23)
Weighted average diluted shares	36,437	35,764	36,372	23,545

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
December 31, 2022
(dollars in thousands)
(unaudited)

Indebtedness	Current Maturity	Final Maturity (16)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt	Total Debt		Comparable TTM Hotel Net Income	Comparable TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA (17)	Comparable TTM EBITDA Debt Yield
JPMorgan Chase - 8 hotels	February 2023	February 2025	LIBOR (1) + 3.07%	$—	$395,000	$395,000	(3)	$12,293	3.1%	$30,271	7.7%
BAML Princeton/Nashville - 2 hotels	March 2023	March 2026	LIBOR (1) + 2.75%	—	240,000	240,000	(4)	21,589	9.0%	34,891	14.5%
BAML Highland Pool - 19 hotels	April 2023	April 2025	LIBOR (1) + 3.20%	—	907,030	907,030	(5)	28,866	3.2%	86,270	9.5%
Aareal Hilton Alexandria - 1 hotel	June 2023	June 2023	LIBOR (1) + 2.45%	—	73,450	73,450		(2,190)	(3.0)%	4,088	5.6%
KEYS Pool A - 7 hotels	June 2023	June 2025	LIBOR (1) + 3.65%	—	180,720	180,720	(6)	4,904	2.7%	11,331	6.3%
KEYS Pool B - 7 hotels	June 2023	June 2025	LIBOR (1) + 3.39%	—	174,400	174,400	(6)	685	0.4%	6,969	4.0%
KEYS Pool C - 5 hotels	June 2023	June 2025	LIBOR (1) + 3.73%	—	221,040	221,040	(6)	5,203	2.4%	18,690	8.5%
KEYS Pool D - 5 hotels	June 2023	June 2025	LIBOR (1) + 4.02%	—	262,640	262,640	(6)	16,153	6.2%	24,794	9.4%
KEYS Pool E - 5 hotels	June 2023	June 2025	LIBOR (1) + 2.73%	—	160,000	160,000	(6)	3,921	2.5%	17,346	10.8%
KEYS Pool F - 5 hotels	June 2023	June 2025	LIBOR (1) + 3.68%	—	215,120	215,120	(6)	1,622	0.8%	16,834	7.8%
JPMorgan Chase La Posada - 1 hotel	November 2023	November 2023	SOFR (2) + 2.80%	—	25,000	25,000	(7)	2,551	10.2%	5,773	23.1%
Morgan Stanley Pool - 17 hotels	November 2023	November 2024	LIBOR (1) + 3.13%	—	415,000	415,000	(8)	19,779	4.8%	40,003	9.6%
BAML Indigo Atlanta - 1 hotel	December 2023	December 2024	SOFR (2) + 2.85%	—	15,290	15,290	(9)	(688)	(4.5)%	1,599	10.5%
GACC Manchester RI - 1 hotel	January 2024	January 2024	5.49%	6,345	—	6,345		653	10.3%	1,262	19.9%
GACC Jacksonville RI - 1 hotel	January 2024	January 2024	5.49%	9,261	—	9,261		(405)	(4.4)%	1,395	15.1%
Oaktree Capital Term Loan	January 2024	January 2026	16.00%	195,959	—	195,959	(10)	N/A	N/A	N/A	N/A
Key Bank Manchester CY - 1 hotel	May 2024	May 2024	4.99%	5,819	—	5,819		574	9.9%	1,041	17.9%
Southside Bank Ashton - 1 hotel	June 2024	June 2024	SOFR (2) + 2.00%	—	8,881	8,881	(11)	302	3.4%	700	7.9%
Morgan Stanley Pool C2 - 2 hotels	August 2024	August 2024	4.85%	11,172	—	11,172		163	1.5%	1,137	10.2%
Morgan Stanley Pool C3 - 3 hotels	August 2024	August 2024	4.90%	22,349	—	22,349		1,123	5.0%	2,785	12.5%
Torchlight Marriott Gateway - 1 hotel	November 2024	November 2026	LIBOR (1) + 4.65%	—	85,552	85,552	(12)	5,258	6.1%	13,156	15.4%
Aareal Le Pavillon - 1 hotel	December 2024	December 2027	SOFR (2) + 4.00%	—	37,000	37,000	(13)	(4,208)	(11.4)%	1,987	5.4%
BAML Pool 3 - 3 hotels	February 2025	February 2025	4.45%	46,918	—	46,918		2,341	5.0%	7,525	16.0%
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	March 2025	March 2025	4.66%	23,326	—	23,326		(447)	(1.9)%	2,506	10.7%
Aareal Boston Back Bay - 1 hotel	August 2025	August 2026	SOFR (2) + 3.91%	—	98,000	98,000	(14)	2,196	2.2%	13,234	13.5%
Total				$321,149	$3,514,123	$3,835,272		$122,238	3.2%	$345,587	9.0%
Percentage				8.4%	91.6%	100.0%
Weighted average interest rate (15)				11.62%	6.75%	7.15%
All indebtedness is non-recourse with the exception of the term loan.
(1)    LIBOR rate was 4.392% at December 31, 2022.
(2)    SOFR rate was 4.358% at December 31, 2022.
(3)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fourth one-year extension period began in February 2023.
(4)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in March 2022.
(5)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in April 2022.
(6)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in June 2022.
(7)    This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in November 2022.
(8)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fourth one-year extension period began in November 2022.
(9)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in December 2022.
(10)    This term loan has two one-year extension options, subject to satisfaction of certain conditions.
(11)    This mortgage loan has a SOFR floor of 2.0%.
(12)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 0.10%.
(13)    This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 0.50%.
(14)    This mortgage loan has one one-year extension option, subject to satisfaction of certain conditions.
(15)    The weighted average interest rates are adjusted for in-the-money interest rate caps.
(16)    The final maturity date assumes all available extension options will be exercised.
(17)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
December 31, 2022
(dollars in thousands)
(unaudited)

	2023	2024	2025	2026	2027	Thereafter	Total
Aareal Hilton Alexandria - 1 hotel	$73,450	$—	$—	$—	$—	$—	$73,450
JPMorgan Chase La Posada - 1 hotel	25,000	—	—	—	—	—	25,000
GACC Jacksonville RI - 1 hotel	—	9,036	—	—	—	—	9,036
GACC Manchester RI - 1 hotel	—	6,191	—	—	—	—	6,191
Key Bank Manchester CY - 1 hotel	—	5,580	—	—	—	—	5,580
Southside Bank Ashton - 1 hotel	—	8,881	—	—	—	—	8,881
Morgan Stanley Pool C2 - 2 hotels	—	10,755	—	—	—	—	10,755
Morgan Stanley Pool C3 - 3 hotels	—	21,522	—	—	—	—	21,522
Morgan Stanley Pool - 17 hotels	—	415,000	—	—	—	—	415,000
BAML Indigo Atlanta - 1 hotel	—	14,987	—	—	—	—	14,987
JPMorgan Chase - 8 hotels	—	—	395,000	—	—	—	395,000
BAML Pool 3 - 3 hotels	—	—	44,413	—	—	—	44,413
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	—	—	22,030	—	—	—	22,030
BAML Highland Pool - 19 hotels	—	—	907,030	—	—	—	907,030
KEYS Pool A - 7 hotels	—	—	180,720	—	—	—	180,720
KEYS Pool B - 7 hotels	—	—	174,400	—	—	—	174,400
KEYS Pool C - 5 hotels	—	—	221,040	—	—	—	221,040
KEYS Pool D - 5 hotels	—	—	262,640	—	—	—	262,640
KEYS Pool E - 5 hotels	—	—	160,000	—	—	—	160,000
KEYS Pool F - 5 hotels	—	—	215,120	—	—	—	215,120
Oaktree Capital Term Loan	—	—	—	195,959	—	—	195,959
BAML Princeton/Nashville - 2 hotels	—	—	—	240,000	—	—	240,000
Aareal Boston Back Bay - 1 hotel	—	—	—	96,000	—	—	96,000
Torchlight Marriott Gateway - 1 hotel	—	—	—	85,552	—	—	85,552
Aareal Le Pavillon - 1 hotel	—	—	—	—	35,000	—	35,000
Principal due in future periods	98,450	491,952	2,582,393	617,511	35,000	—	3,825,306
Scheduled amortization payments remaining	3,176	2,582	708	2,500	1,000	—	9,966
Total indebtedness	$101,626	$494,534	$2,583,101	$620,011	$36,000	$—	$3,835,272

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
Rooms revenue (in thousands)	$241,491	$1,713	$243,204	$194,744	$(86)	$194,658	24.00%	24.94%
RevPAR	$118.50	$112.66	$118.46	$94.87	$(399.20)	$94.82	24.91%	24.94%
Occupancy	67.47%	72.57%	67.51%	60.31%	680.37%	60.38%	11.87%	11.81%
ADR	$175.63	$155.23	$175.47	$157.29	$(58.67)	$157.04	11.66%	11.74%

ALL HOTELS:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
Rooms revenue (in thousands)	$969,502	$2,731	$972,233	$651,327	$(454)	$650,873	48.85%	49.37%
RevPAR	$119.35	$124.52	$119.36	$79.67	$(14.70)	$79.92	49.80%	49.36%
Occupancy	67.53%	94.29%	67.60%	55.58%	(22.15)%	55.71%	21.50%	21.35%
ADR	$176.73	$132.07	$176.57	$143.34	$(66.38)	$143.46	23.30%	23.08%

NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
Rooms revenue (in thousands)	$234,543	$1,713	$236,256	$188,677	$(86)	$188,591	24.31%	25.27%
RevPAR	$118.80	$112.66	$118.75	$94.85	$(399.20)	$94.80	25.25%	25.27%
Occupancy	67.63%	72.57%	67.66%	60.06%	680.37%	60.13%	12.60%	12.53%
ADR	$175.67	$155.23	$175.50	$157.92	$(58.67)	$157.66	11.24%	11.32%

ALL HOTELS NOT UNDER RENOVATION:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
Rooms revenue (in thousands)	$940,703	$2,731	$943,434	$629,602	$(454)	$629,148	49.41%	49.95%
RevPAR	$119.51	$124.52	$119.53	$79.46	$(14.70)	$79.72	50.40%	49.94%
Occupancy	67.51%	94.29%	67.59%	55.18%	(22.15)%	55.31%	22.35%	22.21%
ADR	$177.02	$132.07	$176.85	$144.02	$(66.38)	$144.14	22.92%	22.69%

NOTES:
(1)    The above comparable information assumes the 96 hotel properties owned and included in the Company’s operations at December 31, 2022, and not under renovation during the three months ended December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    Excluded hotels under renovation:
Residence Inn Phoenix Airport, Hampton Inn Evansville, SpringHill Suites Buford Mall of Georgia, Hyatt Regency Coral Gables

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Year Ended
	December 31,			December 31,
	2022	2021	% Variance	2022	2021	% Variance
Total hotel revenue	$315,419	$246,649	27.88%	$1,232,124	$798,320	54.34%
Non-comparable adjustments	2,494	95		4,219	97
Comparable total hotel revenue	$317,913	$246,744	28.84%	$1,236,343	$798,417	54.85%

Hotel net income (loss)	$25,332	$(1,105)	2,392.49%	$121,911	$(53,858)	326.36%
Non-comparable adjustments	80	(30)		358	(9,539)
Comparable hotel net income (loss)	$25,412	$(1,135)	2,338.94%	$122,269	$(63,397)	292.86%
Hotel net income (loss) margin	8.03%	(0.45)%	8.48%	9.89%	(6.75)%	16.64%
Comparable hotel net income margin	7.99%	(0.46)%	8.45%	9.89%	(7.94)%	17.83%

Hotel EBITDA	$84,631	$55,471	52.57%	$346,460	$168,973	105.04%
Non-comparable adjustments	900	333		2,739	2,174
Comparable hotel EBITDA	$85,531	$55,804	53.27%	$349,199	$171,147	104.03%
Hotel EBITDA margin	26.83%	22.49%	4.34%	28.12%	21.17%	6.95%
Comparable hotel EBITDA margin	26.90%	22.62%	4.28%	28.24%	21.44%	6.80%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$—	$44	(100.00)%	$—	$56	(100.00)%
Hotel net income (loss) attributable to the Company and OP unitholders	$25,332	$(1,149)	2,304.70%	$121,911	$(53,914)	326.12%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$25,412	$(1,179)	2,255.39%	$122,269	$(63,453)	292.69%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$—	$82	(100.00)%	$—	$226	(100.00)%
Hotel EBITDA attributable to the Company and OP unitholders	$84,631	$55,389	52.79%	$346,460	$168,747	105.31%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$85,531	$55,722	53.50%	$349,199	$170,921	104.30%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Year Ended
	December 31,			December 31,
	2022	2021	% Variance	2022	2021	% Variance
Total hotel revenue	$306,015	$239,054	28.01%	$1,194,758	$772,172	54.73%
Non-comparable adjustments	2,494	95		4,219	97
Comparable total hotel revenue	$308,509	$239,149	29.00%	$1,198,977	$772,269	55.25%

Hotel net income (loss)	$25,201	$(1,217)	2,170.75%	$119,384	$(53,046)	325.06%
Non-comparable adjustments	80	(30)		358	(9,539)
Comparable hotel net income (loss)	$25,281	$(1,247)	2,127.35%	$119,741	$(62,585)	291.33%
Hotel net income (loss) margin	8.24%	(0.51)%	8.75%	9.99%	(6.87)%	16.86%
Comparable hotel net income margin	8.19%	(0.52)%	8.71%	9.99%	(8.10)%	18.09%

Hotel EBITDA	$82,392	$53,655	53.56%	$336,618	$162,817	106.75%
Non-comparable adjustments	900	333		2,739	2,174
Comparable hotel EBITDA	$83,292	$53,988	54.28%	$339,357	$164,991	105.68%
Hotel EBITDA margin	26.92%	22.44%	4.48%	28.17%	21.09%	7.08%
Comparable hotel EBITDA margin	27.00%	22.58%	4.42%	28.30%	21.36%	6.94%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$—	$44	(100.00)%	$—	$56	(100.00)%
Hotel net income (loss) attributable to the Company and OP unitholders	$—	$(44)	100.00%	$—	$(56)	100.00%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$80	$(74)	208.11%	$358	$(9,595)	103.73%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$—	$82	(100.00)%	$—	$226	(100.00)%
Hotel EBITDA attributable to the Company and OP unitholders	$82,392	$53,573	53.79%	$336,618	$162,591	107.03%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$83,292	$53,906	54.51%	$339,357	$164,765	105.96%
NOTES:
(1)    The above comparable information assumes the 96 hotel properties owned and included in the Company’s operations at December 31, 2022, and not under renovation during the three months ended December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(4)    Excluded hotels under renovation:
Residence Inn Phoenix Airport, Hampton Inn Evansville, SpringHill Suites Buford Mall of Georgia, Hyatt Regency Coral Gables

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2022	2022	2022	2022	2022	2022	2022	2022	2022	2022	2022	2022
	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter
Total hotel revenue	$315,419	$2,494	$317,913	$326,065	$621	$326,686	$345,651	$681	$346,332	$244,989	$423	$245,412
Hotel net income (loss)	$25,332	$80	$25,412	$40,944	$(782)	$40,162	$55,848	$528	$56,376	$(213)	$532	$319
Hotel net income (loss) margin	8.03%		7.99%	12.56%		12.29%	16.16%		16.28%	(0.09)%		0.13%
Hotel EBITDA	$84,631	$900	$85,531	$94,892	$132	$95,024	$111,375	$869	$112,244	$55,562	$838	$56,400
Hotel EBITDA margin	26.83%		26.90%	29.10%		29.09%	32.22%		32.41%	22.68%		22.98%

Hotel net income (loss) % of total TTM	20.8%		20.8%	33.6%		32.8%	45.8%		46.1%	(0.2)%		0.3%
EBITDA % of total TTM	24.4%		24.5%	27.4%		27.2%	32.1%		32.1%	16.1%		16.2%

	Actual	Non-comparable Adjustments	Comparable
	2022	2022	2022
	TTM	TTM	TTM
Total hotel revenue	$1,232,124	$4,219	$1,236,343
Hotel net income (loss)	$121,911	$358	$122,269
Hotel net income (loss) margin	9.89%		9.89%
Hotel EBITDA	$346,460	$2,739	$349,199
Hotel EBITDA margin	28.12%		28.24%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2022	2022	2022	2021	2021	2021	% Variance	% Variance
Atlanta, GA Area	10	1,626	$123.30	$112.66	$122.22	$109.19	$76.22	$105.15	12.9%	16.2%
Boston, MA Area	2	705	189.22	—	189.22	136.25	—	136.25	38.9%	38.9%
Dallas / Ft. Worth, TX Area	7	1,526	97.49	—	97.49	78.96	—	78.96	23.5%	23.5%
Houston, TX Area	3	692	96.17	—	96.17	82.67	—	82.67	16.3%	16.3%
Los Angeles, CA Metro Area	6	1,619	124.79	—	124.79	115.73	—	115.73	7.8%	7.8%
Miami, FL Metro Area	2	414	172.41	—	172.41	139.33	—	139.33	23.7%	23.7%
Minneapolis - St. Paul, MN Area	2	520	59.31	—	59.31	38.18	—	38.18	55.3%	55.3%
Nashville, TN Area	1	673	205.84	—	205.84	193.30	—	193.30	6.5%	6.5%
New York / New Jersey Metro Area	6	1,743	91.46	—	91.46	68.10	—	68.10	34.3%	34.3%
Orlando, FL Area	2	524	129.73	—	129.73	92.51	—	92.51	40.2%	40.2%
Philadelphia, PA Area	3	648	94.96	—	94.96	82.39	—	82.39	15.3%	15.3%
San Diego, CA Area	2	410	113.55	—	113.55	92.09	—	92.09	23.3%	23.3%
San Francisco - Oakland, CA Metro Area	7	1,547	113.38	—	113.38	76.71	—	76.71	47.8%	47.8%
Tampa, FL Area	2	571	125.29	—	125.29	94.58	—	94.58	32.5%	32.5%
Washington D.C. - MD - VA Area	9	2,426	124.81	—	124.81	72.31	—	72.31	72.6%	72.6%
Other Areas	36	6,672	115.12	—	115.12	99.85	(81.84)	100.39	15.3%	14.7%
Total Portfolio	100	22,316	$118.50	$112.66	$118.46	$94.87	$(399.20)	$94.82	24.9%	24.9%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Year Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2022	2022	2022	2021	2021	2021	% Variance	% Variance
Atlanta, GA Area	10	1,626	$125.30	$102.16	$122.58	$90.53	$67.99	$87.78	38.4%	39.6%
Boston, MA Area	2	705	193.42	—	193.42	98.81	—	98.81	95.7%	95.7%
Dallas / Ft. Worth, TX Area	7	1,526	96.65	—	96.65	64.97	—	64.97	48.8%	48.8%
Houston, TX Area	3	692	94.48	—	94.48	75.89	—	75.89	24.5%	24.5%
Los Angeles, CA Metro Area	6	1,619	129.63	—	129.63	92.34	—	92.34	40.4%	40.4%
Miami, FL Metro Area	2	414	168.00	—	168.00	122.82	—	122.82	36.8%	36.8%
Minneapolis - St. Paul, MN Area	2	520	63.96	—	63.96	37.68	(6.17)	37.87	69.7%	68.9%
Nashville, TN Area	1	673	214.89	—	214.89	133.42	—	133.42	61.1%	61.1%
New York / New Jersey Metro Area	6	1,743	85.35	—	85.35	51.52	—	51.52	65.7%	65.7%
Orlando, FL Area	2	524	119.27	—	119.27	82.83	—	82.83	44.0%	44.0%
Philadelphia, PA Area	3	648	93.25	—	93.25	71.28	—	71.28	30.8%	30.8%
San Diego, CA Area	2	410	131.42	—	131.42	82.81	—	82.81	58.7%	58.7%
San Francisco - Oakland, CA Metro Area	7	1,547	111.68	—	111.68	71.73	—	71.73	55.7%	55.7%
Tampa, FL Area	2	571	125.62	—	125.62	94.88	—	94.88	32.4%	32.4%
Washington D.C. - MD - VA Area	9	2,426	122.10	—	122.10	58.29	—	58.29	109.5%	109.5%
Other Areas	36	6,672	118.12	(91.92)	118.63	86.93	(52.58)	88.38	35.9%	34.2%
Total Portfolio	100	22,316	$119.35	$124.52	$119.36	$79.67	$(14.70)	$79.92	49.8%	49.4%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) BY MARKET
(in thousands)
(unaudited)

			Three Months Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2022	2022	2022		2021	2021	2021		% Variance	% Variance
Atlanta, GA Area	10	1,626	$1,792	$91	$1,883	7.4%	$631	$(306)	$325	(28.6)%	184.0%	479.4%
Boston, MA Area	2	705	569	—	569	2.2%	(1,143)	—	(1,143)	100.7%	149.8%	149.8%
Dallas / Ft. Worth, TX Area	7	1,526	1,467	—	1,467	5.8%	67	—	67	(5.9)%	2,089.6%	2,089.6%
Houston, TX Area	3	692	787	—	787	3.1%	62	—	62	(5.5)%	1,169.4%	1,169.4%
Los Angeles, CA Metro Area	6	1,619	2,526	—	2,526	9.9%	2,443	—	2,443	(215.2)%	3.4%	3.4%
Miami, FL Metro Area	2	414	1,254	—	1,254	4.9%	312	—	312	(27.5)%	301.9%	301.9%
Minneapolis - St. Paul, MN Area	2	520	(466)	—	(466)	(1.8)%	(1,414)	(34)	(1,448)	127.6%	67.0%	67.8%
Nashville, TN Area	1	673	4,871	—	4,871	19.2%	4,174	—	4,174	(367.8)%	16.7%	16.7%
New York / New Jersey Metro Area	6	1,743	(2,216)	—	(2,216)	(8.7)%	(2,983)	—	(2,983)	262.8%	25.7%	25.7%
Orlando, FL Area	2	524	1,379	—	1,379	5.4%	(93)	—	(93)	8.2%	1,582.8%	1,582.8%
Philadelphia, PA Area	3	648	198	—	198	0.8%	(331)	—	(331)	29.2%	159.8%	159.8%
San Diego, CA Area	2	410	(215)	—	(215)	(0.8)%	252	—	252	(22.2)%	(185.3)%	(185.3)%
San Francisco - Oakland, CA Metro Area	7	1,547	80	—	80	0.3%	(3,196)	—	(3,196)	281.6%	102.5%	102.5%
Tampa, FL Area	2	571	1,628	—	1,628	6.4%	(197)	—	(197)	17.4%	926.4%	926.4%
Washington D.C. - MD - VA Area	9	2,426	2,588	—	2,588	10.2%	(4,563)	(3)	(4,566)	402.3%	156.7%	156.7%
Other Areas	36	6,672	9,090	(11)	9,079	35.7%	4,874	313	5,187	(457.1)%	86.5%	75.0%
Total Portfolio	100	22,316	$25,332	$80	$25,412	100.0%	$(1,105)	$(30)	$(1,135)	100.0%	2,392.5%	2,338.9%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) BY MARKET
(in thousands)
(unaudited)

			Year Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2022	2022	2022		2021	2021	2021		% Variance	% Variance
Atlanta, GA Area	10	1,626	$5,869	$(121)	$5,748	4.7%	$(2,983)	$(1,462)	$(4,445)	7.0%	296.7%	229.3%
Boston, MA Area	2	705	5,137	—	5,137	4.2%	(6,772)	—	(6,772)	10.7%	175.9%	175.9%
Dallas / Ft. Worth, TX Area	7	1,526	6,348	—	6,348	5.2%	(6,738)	—	(6,738)	10.6%	194.2%	194.2%
Houston, TX Area	3	692	2,207	—	2,207	1.8%	(631)	—	(631)	1.0%	449.8%	449.8%
Los Angeles, CA Metro Area	6	1,619	12,418	—	12,418	10.2%	2,186	—	2,186	(3.4)%	468.1%	468.1%
Miami, FL Metro Area	2	414	4,065	—	4,065	3.3%	(1,135)	—	(1,135)	1.8%	458.1%	458.1%
Minneapolis - St. Paul, MN Area	2	520	(1,936)	(1)	(1,937)	(1.6)%	(4,497)	320	(4,177)	6.6%	56.9%	53.6%
Nashville, TN Area	1	673	20,645	—	20,645	16.9%	6,296	—	6,296	(9.9)%	227.9%	227.9%
New York / New Jersey Metro Area	6	1,743	(5,768)	—	(5,768)	(4.7)%	(19,044)	(327)	(19,371)	30.6%	69.7%	70.2%
Orlando, FL Area	2	524	2,599	—	2,599	2.1%	(1,799)	—	(1,799)	2.8%	244.5%	244.5%
Philadelphia, PA Area	3	648	496	—	496	0.4%	(1,409)	—	(1,409)	2.2%	135.2%	135.2%
San Diego, CA Area	2	410	3,639	—	3,639	3.0%	1,013	—	1,013	(1.6)%	259.2%	259.2%
San Francisco - Oakland, CA Metro Area	7	1,547	610	—	610	0.5%	(9,349)	—	(9,349)	14.7%	106.5%	106.5%
Tampa, FL Area	2	571	5,471	—	5,471	4.5%	(33)	—	(33)	0.1%	16,678.8%	16,678.8%
Washington D.C. - MD - VA Area	9	2,426	11,668	218	11,886	9.7%	(24,220)	(12)	(24,232)	38.2%	148.2%	149.1%
Other Areas	36	6,672	48,443	262	48,705	39.8%	15,257	(8,058)	7,199	(11.4)%	217.5%	576.6%
Total Portfolio	100	22,316	$121,911	$358	$122,269	100.0%	$(53,858)	$(9,539)	$(63,397)	100.0%	326.4%	292.9%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2022	2022	2022		2021	2021	2021		% Variance	% Variance
Atlanta, GA Area	10	1,626	$5,920	$871	$6,791	7.9%	$4,590	$640	$5,230	9.4%	29.0%	29.8%
Boston, MA Area	2	705	4,625	—	4,625	5.4%	1,870	—	1,870	3.4%	147.3%	147.3%
Dallas / Ft. Worth, TX Area	7	1,526	5,492	—	5,492	6.4%	4,006	—	4,006	7.2%	37.1%	37.1%
Houston, TX Area	3	692	2,198	—	2,198	2.6%	1,464	—	1,464	2.6%	50.1%	50.1%
Los Angeles, CA Metro Area	6	1,619	5,419	—	5,419	6.3%	5,855	—	5,855	10.5%	(7.4)%	(7.4)%
Miami, FL Metro Area	2	414	2,835	—	2,835	3.3%	1,995	—	1,995	3.6%	42.1%	42.1%
Minneapolis - St. Paul, MN Area	2	520	340	—	340	0.4%	(514)	(49)	(563)	(1.0)%	166.1%	160.4%
Nashville, TN Area	1	673	7,483	—	7,483	8.7%	6,668	—	6,668	11.9%	12.2%	12.2%
New York / New Jersey Metro Area	6	1,743	4,845	—	4,845	5.7%	1,206	—	1,206	2.2%	301.7%	301.7%
Orlando, FL Area	2	524	2,558	—	2,558	3.0%	1,313	—	1,313	2.4%	94.8%	94.8%
Philadelphia, PA Area	3	648	1,295	—	1,295	1.5%	953	—	953	1.7%	35.9%	35.9%
San Diego, CA Area	2	410	472	—	472	0.6%	979	—	979	1.8%	(51.8)%	(51.8)%
San Francisco - Oakland, CA Metro Area	7	1,547	4,074	—	4,074	4.8%	1,135	—	1,135	2.0%	258.9%	258.9%
Tampa, FL Area	2	571	2,704	—	2,704	3.2%	1,110	—	1,110	2.0%	143.6%	143.6%
Washington D.C. - MD - VA Area	9	2,426	9,908	—	9,908	11.6%	2,685	(3)	2,682	4.8%	269.0%	269.4%
Other Areas	36	6,672	24,463	29	24,492	28.6%	20,156	(255)	19,901	35.5%	21.4%	23.1%
Total Portfolio	100	22,316	$84,631	$900	$85,531	100.0%	$55,471	$333	$55,804	100.0%	52.6%	53.3%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Year Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2022	2022	2022		2021	2021	2021		% Variance	% Variance
Atlanta, GA Area	10	1,626	$21,534	$3,485	$25,019	7.2%	$12,650	$2,337	$14,987	8.8%	70.2%	66.9%
Boston, MA Area	2	705	19,822	—	19,822	5.7%	3,376	—	3,376	2.0%	487.1%	487.1%
Dallas / Ft. Worth, TX Area	7	1,526	22,454	—	22,454	6.4%	10,413	—	10,413	6.1%	115.6%	115.6%
Houston, TX Area	3	692	7,625	—	7,625	2.2%	4,863	—	4,863	2.8%	56.8%	56.8%
Los Angeles, CA Metro Area	6	1,619	24,503	—	24,503	7.0%	16,360	—	16,360	9.6%	49.8%	49.8%
Miami, FL Metro Area	2	414	10,411	—	10,411	3.0%	5,774	—	5,774	3.4%	80.3%	80.3%
Minneapolis - St. Paul, MN Area	2	520	1,400	—	1,400	0.4%	(965)	138	(827)	(0.5)%	245.1%	269.3%
Nashville, TN Area	1	673	30,862	—	30,862	8.8%	16,134	1.00	16,135	9.4%	91.3%	91.3%
New York / New Jersey Metro Area	6	1,743	14,132	—	14,132	4.0%	1,558	1	1,559	0.9%	807.1%	806.5%
Orlando, FL Area	2	524	7,950	—	7,950	2.3%	4,318	(1)	4,317	2.5%	84.1%	84.2%
Philadelphia, PA Area	3	648	4,765	—	4,765	1.4%	3,715	—	3,715	2.2%	28.3%	28.3%
San Diego, CA Area	2	410	6,295	—	6,295	1.8%	3,961	—	3,961	2.3%	58.9%	58.9%
San Francisco - Oakland, CA Metro Area	7	1,547	16,761	—	16,761	4.8%	6,628	—	6,628	3.9%	152.9%	152.9%
Tampa, FL Area	2	571	10,172	—	10,172	2.9%	5,176	—	5,176	3.0%	96.5%	96.5%
Washington D.C. - MD - VA Area	9	2,426	40,094	218	40,312	11.5%	6,388	(12)	6,376	3.7%	527.6%	532.2%
Other Areas	36	6,672	107,680	(964)	106,716	30.6%	68,624	(290)	68,334	39.9%	56.9%	56.2%
Total Portfolio	100	22,316	$346,460	$2,739	$349,199	100.0%	$168,973	$2,174	$171,147	100.0%	105.0%	104.0%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
December 31, 2022
(in thousands, except share price)
(unaudited)

December 31, 2022
Common stock shares outstanding	34,495
Partnership units outstanding	1,669
Combined common stock shares and partnership units outstanding	36,164
Common stock price	$4.47
Market capitalization	$161,653
Series D cumulative preferred stock	$29,361
Series F cumulative preferred stock	$31,276
Series G cumulative preferred stock	$38,300
Series H cumulative preferred stock	$32,710
Series I cumulative preferred stock	$31,323
Series J redeemable preferred stock	$2,178
Series K redeemable preferred stock	$45
Indebtedness	$3,835,272
Net working capital (see below)	$(519,053)
Total enterprise value (TEV)	$3,643,065

Cash and cash equivalents	$417,064
Restricted cash	$141,962
Accounts receivable, net	$49,809
Prepaid expenses	$15,982
Due from third-party hotel managers, net	$21,143
Due from affiliates, net	$7,042
Total current assets	$653,002

Accounts payable, net & accrued expenses	$130,831
Dividends and distributions payable	$3,118
Total current liabilities	$133,949

Net working capital	$519,053

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2022				2023
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Actual	Estimated	Estimated	Estimated	Estimated
Courtyard Crystal City Reagan	272							x	x
Crowne Plaza La Concha Key West	160						x	x	x
Embassy Suites Austin	150							x	x
Embassy Suites Crystal City	267					x
Embassy Suites Dallas	150							x	x
Embassy Suites Flagstaff	119								x
Embassy Suites Houston	150								x
Embassy Suites Portland Downtown	276								x
Hampton Inn Evansville	140				x	x
Hyatt Regency Coral Gables	253			x	x
La Posada	157								x
Le Pavillon New Orleans	226							x	x
Marriott Bridgewater	349								x
Marriott Fremont Silicon Valley	200	x	x
Marriott Memphis	232								x
Marriott Sugar Land	300								x
Residence Inn Hartford Manchester	96								x
Residence Inn Phoenix Airport	200			x	x
Ritz-Carlton Atlanta	444					x	x	x
SpringHill Suites Buford Mall of Georgia	97				x	x
SpringHill Suites Manhattan Beach Hawthorne	164								x
SpringHill Suites Philadelphia Plymouth Meeting	199								x
Total		1	1	2	4	4	2	6	15
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2022 and 2023 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2022	2022	2022	2022	December 31, 2022
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	TTM
Net income (loss)	$25,332	$40,944	$55,848	$(213)	$121,911
Non-property adjustments	(127)	1	2	11	(113)
Interest income	(97)	(47)	(48)	(7)	(199)
Interest expense	4,559	3,556	2,643	2,272	13,030
Amortization of loan costs	358	447	443	439	1,687
Depreciation and amortization	49,181	49,256	50,723	51,941	201,101
Income tax expense (benefit)	53	116	84	15	268
Non-hotel EBITDA ownership expense	5,372	619	1,680	1,104	8,775
Hotel EBITDA including amounts attributable to noncontrolling interest	84,631	94,892	111,375	55,562	346,460
Non-comparable adjustments	900	132	869	838	2,739
Comparable hotel EBITDA	$85,531	$95,024	$112,244	$56,400	$349,199
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2022
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$25,201	$131	$25,332	$(5)	$(82,014)	$(56,687)
Non-property adjustments	(127)	—	(127)	—	127	—
Interest income	(96)	(1)	(97)	—	97	—
Interest expense	4,559	—	4,559	—	67,103	71,662
Amortization of loan cost	358	—	358	—	2,000	2,358
Depreciation and amortization	47,091	2,090	49,181	124	48	49,353
Income tax expense (benefit)	53	—	53	—	(4,057)	(4,004)
Non-hotel EBITDA ownership expense	5,353	19	5,372	22	(5,394)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	82,392	2,239	84,631	141	(22,090)	62,682
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(75)	—	(75)	—	75	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	353	353
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	(222)	(222)
Hotel EBITDA attributable to the Company and OP unitholders	$82,317	$2,239	$84,556	$141	$(21,884)	$62,813
Non-comparable adjustments	900	—	900
Comparable hotel EBITDA	$83,292	$2,239	$85,531
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    Excluded hotels under renovation:
Residence Inn Phoenix Airport, Hampton Inn Evansville, SpringHill Suites Buford Mall of Georgia, Hyatt Regency Coral Gables

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2021
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(1,217)	$112	$(1,105)	$207	$(55,450)	$(56,348)
Non-property adjustments	(47)	—	(47)	(140)	187	—
Interest income	(6)	—	(6)	—	6	—
Interest expense	2,252	—	2,252	—	39,223	41,475
Amortization of loan cost	435	—	435	—	2,206	2,641
Depreciation and amortization	50,736	1,641	52,377	135	48	52,560
Income tax expense (benefit)	11	—	11	—	3,021	3,032
Non-hotel EBITDA ownership expense	1,491	63	1,554	19	(1,573)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	53,655	1,816	55,471	221	(12,332)	43,360
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(83)	—	(83)	—	83	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	135	135
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	(135)	(135)
Hotel EBITDA attributable to the Company and OP unitholders	$53,572	$1,816	$55,388	$221	$(12,249)	$43,360
Non-comparable adjustments	333	—	333
Comparable hotel EBITDA	$53,988	$1,816	$55,804
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    Excluded hotels under renovation:
Residence Inn Phoenix Airport, Hampton Inn Evansville, SpringHill Suites Buford Mall of Georgia, Hyatt Regency Coral Gables

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2022
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$119,384	$2,527	$121,911	$691	$(263,660)	$(141,058)
Non-property adjustments	(113)	—	(113)	(273)	386	—
Interest income	(198)	(1)	(199)	(1)	200	—
Interest expense	13,030	—	13,030	—	204,293	217,323
Amortization of loan cost	1,687	—	1,687	—	7,985	9,672
Depreciation and amortization	193,882	7,219	201,101	501	195	201,797
Income tax expense (benefit)	268	—	268	—	6,068	6,336
Non-hotel EBITDA ownership expense	8,678	97	8,775	68	(8,843)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	336,618	9,842	346,460	986	(53,376)	294,070
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(75)	—	(75)	—	75	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	804	804
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	(674)	(674)
Hotel EBITDA attributable to the Company and OP unitholders	$336,543	$9,842	$346,385	$986	$(53,171)	$294,200
Non-comparable adjustments	2,739	—	2,739
Comparable hotel EBITDA	$339,357	$9,842	$349,199
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    Excluded hotels under renovation:
Residence Inn Phoenix Airport, Hampton Inn Evansville, SpringHill Suites Buford Mall of Georgia, Hyatt Regency Coral Gables

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2021
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(53,046)	$(812)	$(53,858)	$(215)	$(216,975)	$(271,048)
Non-property adjustments	(11,833)	—	(11,833)	(221)	12,054	—
Interest income	(24)	—	(24)	—	24	—
Interest expense	6,978	—	6,978	—	136,530	143,508
Amortization of loan cost	1,323	—	1,323	—	11,288	12,611
Depreciation and amortization	211,233	6,844	218,077	580	194	218,851
Income tax expense (benefit)	169	—	169	—	5,779	5,948
Non-hotel EBITDA ownership expense	8,019	122	8,141	187	(8,328)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	162,819	6,154	168,973	331	(59,434)	109,870
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(226)	—	(226)	—	226	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	558	558
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	(554)	(554)
Hotel EBITDA attributable to the Company and OP unitholders	$162,593	$6,154	$168,747	$331	$(59,204)	$109,874
Non-comparable adjustments	2,174	—	2,174
Comparable hotel EBITDA	$164,993	$6,154	$171,147
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    Excluded hotels under renovation:
Residence Inn Phoenix Airport, Hampton Inn Evansville, SpringHill Suites Buford Mall of Georgia, Hyatt Regency Coral Gables

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2022
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$1,792	$569	$1,467	$787	$2,526	$1,254	$(466)	$4,871	$(2,216)
Non-property adjustments	—	(72)	(116)	—	—	—	—	(6)	—
Interest income	(2)	—	(3)	—	(12)	(1)	—	—	(6)
Interest expense	317	1,868	—	—	—	—	—	—	—
Amortization of loan costs	8	136	—	—	—	—	—	—	—
Depreciation and amortization	3,631	2,131	3,874	1,352	2,739	1,544	783	2,519	4,096
Income tax expense (benefit)	—	—	—	—	—	—	—	15	—
Non-hotel EBITDA ownership expense	174	(7)	270	59	166	38	23	84	2,971
Hotel EBITDA including amounts attributable to noncontrolling interest	5,920	4,625	5,492	2,198	5,419	2,835	340	7,483	4,845
Non-comparable adjustments	871	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$6,791	$4,625	$5,492	$2,198	$5,419	$2,835	$340	$7,483	$4,845

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$1,379	$198	$(215)	$80	$1,628	$2,588	$9,090	$25,332
Non-property adjustments	—	—	—	—	—	(3)	70	(127)
Interest income	(12)	(3)	(6)	(21)	—	(14)	(17)	(97)
Interest expense	—	—	—	225	—	1,110	1,039	4,559
Amortization of loan costs	—	—	—	38	—	67	109	358
Depreciation and amortization	1,106	1,049	603	3,693	1,022	6,043	12,996	49,181
Income tax expense (benefit)	—	—	—	—	—	—	38	53
Non-hotel EBITDA ownership expense	85	51	90	59	54	117	1,138	5,372
Hotel EBITDA including amounts attributable to noncontrolling interest	2,558	1,295	472	4,074	2,704	9,908	24,463	84,631
Non-comparable adjustments	—	—	—	—	—	—	29	900
Comparable hotel EBITDA	$2,558	$1,295	$472	$4,074	$2,704	$9,908	$24,492	$85,531
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2021
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$631	$(1,143)	$67	$62	$2,443	$312	$(1,414)	$4,174	$(2,983)
Non-property adjustments	(52)	—	—	—	—	—	—	—	—
Interest income	—	—	(1)	—	(1)	—	—	—	(1)
Interest expense	103	974	—	—	—	—	—	—	—
Amortization of loan costs	8	130	—	—	—	—	—	—	—
Depreciation and amortization	3,793	2,282	3,962	1,223	3,420	1,535	831	2,454	4,118
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	107	(373)	(22)	179	(7)	148	69	40	72
Hotel EBITDA including amounts attributable to noncontrolling interest	4,590	1,870	4,006	1,464	5,855	1,995	(514)	6,668	1,206
Non-comparable adjustments	640	—	—	—	—	—	(49)	—	—
Comparable hotel EBITDA	$5,230	$1,870	$4,006	$1,464	$5,855	$1,995	$(563)	$6,668	$1,206

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$(93)	$(331)	$252	$(3,196)	$(197)	$(4,563)	$4,874	$(1,105)
Non-property adjustments	—	—	—	—	—	—	5	(47)
Interest income	—	—	(1)	—	—	(1)	(1)	(6)
Interest expense	—	—	—	232	—	446	497	2,252
Amortization of loan costs	—	—	—	37	—	64	196	435
Depreciation and amortization	1,403	1,234	693	3,547	1,294	6,565	14,023	52,377
Income tax expense (benefit)	—	(3)	—	—	—	—	14	11
Non-hotel EBITDA ownership expense	3	53	35	515	13	174	548	1,554
Hotel EBITDA including amounts attributable to noncontrolling interest	1,313	953	979	1,135	1,110	2,685	20,156	55,471
Non-comparable adjustments	—	—	—	—	—	(3)	(255)	333
Comparable hotel EBITDA	$1,313	$953	$979	$1,135	$1,110	$2,682	$19,901	$55,804
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2022
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$5,869	$5,137	$6,348	$2,207	$12,418	$4,065	$(1,936)	$20,645	$(5,768)
Non-property adjustments	—	(72)	(116)	—	—	—	—	(24)	—
Interest income	(4)	(10)	(5)	—	(23)	(1)	—	—	(17)
Interest expense	724	5,473	—	—	—	—	—	—	—
Amortization of loan costs	32	535	—	—	—	—	—	—	—
Depreciation and amortization	14,777	8,732	15,688	4,900	11,886	6,136	3,249	10,059	16,297
Income tax expense (benefit)	—	—	—	—	—	—	—	58	—
Non-hotel EBITDA ownership expense	136	27	539	518	222	211	87	124	3,620
Hotel EBITDA including amounts attributable to noncontrolling interest	21,534	19,822	22,454	7,625	24,503	10,411	1,400	30,862	14,132
Non-comparable adjustments	3,485	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$25,019	$19,822	$22,454	$7,625	$24,503	$10,411	$1,400	$30,862	$14,132

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$2,599	$496	$3,639	$610	$5,471	$11,668	$48,443	$121,911
Non-property adjustments	—	—	—	—	—	(3)	101	(114)
Interest income	(20)	(4)	(9)	(38)	—	(31)	(37)	(199)
Interest expense	—	—	—	902	—	2,955	2,976	13,030
Amortization of loan costs	—	—	—	151	—	264	705	1,687
Depreciation and amortization	5,069	4,534	2,485	14,682	4,495	24,936	53,176	201,101
Income tax expense (benefit)	—	—	—	—	—	—	210	268
Non-hotel EBITDA ownership expense	302	(261)	180	454	206	305	2,106	8,776
Hotel EBITDA including amounts attributable to noncontrolling interest	7,950	4,765	6,295	16,761	10,172	40,094	107,680	346,460
Non-comparable adjustments	—	—	—	—	—	218	(964)	2,739
Comparable hotel EBITDA	$7,950	$4,765	$6,295	$16,761	$10,172	$40,312	$106,716	$349,199
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2021
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$(2,983)	$(6,772)	$(6,738)	$(631)	$2,186	$(1,135)	$(4,497)	$6,296	$(19,044)
Non-property adjustments	(52)	(1,033)	(2)	—	—	—	127	—	(327)
Interest income	(2)	—	(3)	—	(5)	—	—	—	(2)
Interest expense	408	1,914	—	—	—	—	—	—	—
Amortization of loan costs	31	402	—	—	—	—	—	—	—
Depreciation and amortization	15,251	9,647	16,456	5,088	14,215	6,519	3,446	9,945	17,153
Income tax expense (benefit)	—	—	—	—	—	—	—	6	—
Non-hotel EBITDA ownership expense	(3)	(782)	700	406	(36)	390	(41)	(113)	3,778
Hotel EBITDA including amounts attributable to noncontrolling interest	12,650	3,376	10,413	4,863	16,360	5,774	(965)	16,134	1,558
Non-comparable adjustments	2,337	—	—	—	—	—	138	1	1
Comparable hotel EBITDA	$14,987	$3,376	$10,413	$4,863	$16,360	$5,774	$(827)	$16,135	$1,559

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$(1,799)	$(1,409)	$1,013	$(9,349)	$(33)	$(24,220)	$15,257	$(53,858)
Non-property adjustments	—	—	—	19	(55)	—	(10,510)	(11,833)
Interest income	(1)	(1)	(2)	—	—	(3)	(5)	(24)
Interest expense	—	—	—	972	—	1,808	1,876	6,978
Amortization of loan costs	—	—	—	147	—	252	491	1,323
Depreciation and amortization	5,995	5,090	2,718	14,113	5,468	28,028	58,945	218,077
Income tax expense (benefit)	—	(3)	—	—	—	—	166	169
Non-hotel EBITDA ownership expense	123	38	232	726	(204)	523	2,404	8,141
Hotel EBITDA including amounts attributable to noncontrolling interest	4,318	3,715	3,961	6,628	5,176	6,388	68,624	168,973
Non-comparable adjustments	(1)	—	—	—	—	(12)	(290)	2,174
Comparable hotel EBITDA	$4,317	$3,715	$3,961	$6,628	$5,176	$6,376	$68,334	$171,147
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended December 31, 2022
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$4,904	$685	$5,203	$16,153	$3,921	$1,622	$28,866	$19,779	$12,293	$2,341	$1,123
Non-property adjustments	—	—	(76)	—	—	(25)	(203)	(32)	—	—	—
Interest income	(22)	(14)	(1)	—	(5)	(4)	(8)	(25)	(96)	(10)	—
Interest expense	—	—	—	—	—	—	—	—	4	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	6,192	6,006	13,136	7,887	13,344	14,688	53,528	19,321	17,825	4,921	1,623
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	257	292	428	754	86	553	4,087	960	358	273	39
Hotel EBITDA including amounts attributable to noncontrolling interest	11,331	6,969	18,690	24,794	17,346	16,834	86,270	40,003	30,384	7,525	2,785
Non-comparable adjustments	—	—	—	—	—	—	—	—	(113)	—	—
Comparable hotel EBITDA	$11,331	$6,969	$18,690	$24,794	$17,346	$16,834	$86,270	$40,003	$30,271	$7,525	$2,785

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	Aareal Le Pavillon - 1 hotel
Net income (loss)	$163	$21,589	$(2,190)	$(346)	$302	$(688)	$2,196	$5,258	$(405)	$2,551	$(4,208)
Non-property adjustments	—	(23)	—	(40)	—	—	—	—	—	—	272
Interest income	—	—	(4)	—	—	—	(10)	—	—	—	—
Interest expense	—	—	2,955	—	—	655	5,473	—	—	1,215	1,757
Amortization of loan costs	—	—	264	—	—	32	535	—	—	282	424
Depreciation and amortization	1,142	13,022	2,999	1,206	378	1,528	4,960	7,577	1,786	1,662	3,709
Income tax expense (benefit)	—	56	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(168)	247	64	29	20	72	80	105	14	63	33
Hotel EBITDA including amounts attributable to noncontrolling interest	1,137	34,891	4,088	849	700	1,599	13,234	12,940	1,395	5,773	1,987
Non-comparable adjustments	—	—	—	(849)	—	—	—	216	—	—	—
Comparable hotel EBITDA	$1,137	$34,891	$4,088	$—	$700	$1,599	$13,234	$13,156	$1,395	$5,773	$1,987

	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$574	$653	$(447)	$(11)	$(2)	$32	$121,911
Non-property adjustments	—	—	—	11	2	—	(114)
Interest income	—	—	—	—	—	—	(199)
Interest expense	—	—	901	—	—	70	13,030
Amortization of loan costs	—	—	150	—	—	—	1,687
Depreciation and amortization	387	477	1,772	—	—	25	201,101
Income tax expense (benefit)	79	133	—	—	—	—	268
Non-hotel EBITDA ownership expense	1	(1)	130	—	—	—	8,776
Hotel EBITDA including amounts attributable to noncontrolling interest	1,041	1,262	2,506	—	—	127	346,460
Non-comparable adjustments	—	—	—	—	—	3,485	2,739
Comparable hotel EBITDA	$1,041	$1,262	$2,506	$—	$—	$3,612	$349,199
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.